Exhibit 32 - SECTION 1350

                             APD ANTIQUITIES, INC.

                          SECTION 1350 CERTIFICATIONS

      In connection with the periodic report of APD ANTIQUITIES, INC., a Nevada corporation (the "Company"), on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, CINDY K. SWANK, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date:  April 14, 2005

                                    By:_/s/Cindy K. Swank
                                    -------------------------
                                         Cindy K. Swank

      In connection with the periodic report of APD ANTUQUITIES, INC., a Nevada corporation (the "Company"), on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, EDWARD WONG WAH ON, Secretary of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date:  April 14, 2005

                                    By:_/s/ Edward Wong Wah On
                                    ---------------------------
                                            Edward Wong Wah On



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